UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2009
SUPERIOR OFFSHORE
INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)

520 Post Oak Blvd., Ste. 320
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 418-7135
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Superior Offshore International Confirms Plan of Liquidation
          On January 28, 2009, the United States Bankruptcy Court for the Southern District of Texas confirmed the First Amended Joint Chapter 11 Plan of Liquidation (the “Plan”) submitted by Superior Offshore International, Inc. and the Official Committee of Unsecured Creditors (Case No. 08-32590-H2-11). Under the Plan, all equity interests will be cancelled on the Effective Date. Unless stayed, the Effective Date will be February 11, 2009. The Effective Date will serve as the record date for purposes of distributions, if any, to equity interest holders under the Plan unless otherwise ordered by the Bankruptcy Court.
Contact:
David R. Jones
Bankruptcy Counsel for Superior Offshore International, Inc.
713-226-6000
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed herewith:
99.1	Press Release issued by Superior Offshore International, Inc. dated January 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: January 30, 2009	By:	/s/ H. Malcolm Lovett
H. Malcolm Lovett
Chief Restructuring Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Superior Offshore International, Inc. dated January 30, 2009